Tri-Continental Corporation

To the Stockholders:

     For the three months ended March 31, 2003, Tri-Continental Corporation’s total return was -2.94% based on market price and -4.33% based on net asset value. During the same time period, the Lipper Closed-End Growth & Income Funds Average posted a total return of -4.25% and the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned -3.15%.

     In the first quarter of 2003, investors were faced with a spate of discouraging economic reports and sharply higher oil prices, casting doubt on the economy’s ability to stage a recovery. At the same time, the high level of uncertainty regarding whether and how the US would go to war in Iraq hindered economic activity. Consumers, already anxious about rising unemployment, seemed to scale back their spending. Businesses, struggling with weak profits, were reluctant to commit capital or hire workers until the length and outcome of the war became more certain. During this time, the stock market was volatile and unable to gain upward momentum.

     Despite the market’s fears of a protracted conflict, the war in Iraq has been brief. We believe the coalition’s success has gone a long way toward reassuring nervous consumers and businesses, and this increased confidence might provide the impetus the economy needs to expand. In March, consumer confidence, as measured by the Conference Board, rebounded strongly from its February lows. Retail sales also rose. Since consumer spending has been one of the economy’s sources of strength during the past three years, this is particularly encouraging. Many economists anticipate that businesses will now feel more comfortable spending money, though we think they are more likely to begin by replacing obsolete equipment than by hiring new workers.

     Looking ahead, we are cautiously optimistic. To be sure, the economy still faces challenges unrelated to geopolitical events. The fact that some companies’ profits have improved does not translate into an across-the-board improvement, and job creation is not expected to pick up in the near term. However, we believe that the economy will be helped by low interest rates, the rapid drop in oil prices, and the fiscal stimulus expected to be provided by the government. Corporate profits should continue to improve, and consumer spending should remain strong.

     Tri-Continental’s portfolio is positioned with a slight bias toward economically sensitive companies likely to benefit from an economic upturn, including diversified financials and basic materials companies. At the same time, this approach is balanced by continued exposure to more defensive issues such as capital goods and pharmaceuticals.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Corporation’s performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

May 2, 2003

Tri-Continental Corporation

Interview With Your Portfolio Managers, Ben-Ami Gradwohl and David Guy

What were Tri-Continental Corporation’s investment results during the first quarter of 2003?

     For the three months ended March 31, 2003, Tri-Continental returned -2.94% based on market price and -4.33% based on net asset value. During the same time period, the Standard and Poor’s 500 Composite Stock Index (S&P 500) returned -3.15% and the Lipper Closed-End Growth & Income Funds Average returned -4.25%.

What economic and market factors affected Tri-Continental’s results during this time?

     Investors came out of the fourth quarter of 2002 believing that an economic recovery was just around the corner. These hopes were dampened by the tension caused by the standoff in Iraq and the disagreement between the United States and some of its allies over how best to confront it. Investors eventually began to believe that the economy was being dragged down by factors other than uncertainty over world events, and that perhaps the economy was weaker than they had initially thought. During the first three months of the year, there was a good deal of negative economic news, including weak retail sales in February (though they recovered somewhat in March), a drop in housing starts, and a continued soft labor market. On the corporate side, there were downward revisions to earnings and negative announcements. Businesses remained reluctant to add personnel or to make major investments until the future appeared more certain. Investors were also worried by energy-related turmoil such as the oil strike in Venezuela and the unrest in oil-producing Nigeria. By the end of the first quarter of 2003, the possibility of war in Iraq gave way to the actual commencement of hostilities.

     The stock market does not always reflect fundamentals in the short term, however, and it rallied the week before the war in Iraq began. Cyclical, economically sensitive stocks showed the greatest gains. This was in contrast to the stock market’s fourth quarter 2002 rally, in which highly volatile stocks such as telecoms moved ahead. After the initial rally, investors once again worried about where the economy was headed and whether it was emerging from its soft patch. Also, investors held back in anticipation of first-quarter earnings announcements, which ultimately provided some good news.

What was your investment strategy?

     At the end of the first quarter, the portfolio’s largest weightings were in pharmaceuticals and biotechnology, diversified financials, and energy. Relative to the S&P 500, the portfolio was overweighted in industries such as paper and forest products and diversified financials. On the whole, Tri-Continental had a slight bias toward stocks that would tend to benefit from an economic upturn in the US and from increased global economic activity. Examples of these stocks include market-sensitive financial companies, technology companies, and companies producing chemicals, paper, and machinery. Tri-Continental seeks to identify stocks displaying

A Team Approach

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Group members include Bettina Abrams, Jackson Chow, Michael McGarry, Hendra Soetjahja, Jonathan Roth (trader), Brian Turner, and Nancy Wu.

(continued on page 4)

Tri-Continental Corporation

Investment Results For Common Stock (unaudited)

TOTAL RETURNS

For Periods Ended March 31, 2003

			Average Annual

	Three		One	Five	10
	*Months*		Year	Years	Years

Market Price**	(2.94)%		(32.69)%	(5.69)%	4.81%

Net Asset Value**	(4.33)		(29.72)	(6.35)	5.40
Lipper Closed-End
Growth & Income
Funds Average***	(4.25)		(23.97)	(4.19)	5.59
S&P 500***	(3.15)		(24.76)	(3.77)	8.53

PRICE PER SHARE
	March 31, 2003	December 31, 2002

Market Price	$12.81	$13.25
Net Asset Value	14.98	15.72

DIVIDEND AND CAPITAL LOSS INFORMATION PER SHARE

For the Three Months Ended March 31, 2003

	Capital Loss

Dividends Paid†	Realized	Unrealized

$0.05	$(0.79)	$(1.75)††

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Corporation distributions or on the sale of Corporation shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of taxes and fees. The Lipper Closed-End Growth & Income Funds
Average measures the performance of closed-end mutual funds with objectives similar to those of the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
†	Preferred Stockholders were paid dividends totaling $0.625 per share.
††	Represents the per share amount of net unrealized depreciation of portfolio securities as of March 31, 2003.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

margin expansion and areas showing positive fundamental change. Insurance companies are experiencing improving fundamentals in the form of rising rates, and we expect this to continue over the near term. While insurance stocks will likely benefit, higher insurance rates are not necessarily good for the economy as a whole, as they have a taxing effect similar to higher energy prices.

What sectors of the portfolio contributed most positively to Tri-Continental’s performance?

     Good stock selection in the health care sector contributed most positively to Tri-Continental’s performance.

What sectors of the portfolio detracted from performance?

     Tri-Continental’s portfolio was slightly biased in favor of an economic recovery, which tended to hurt performance in the first quarter. Specifically, returns were negatively impacted by information technology, industrial, and consumer discretionary holdings.

What is your outlook?

     We do not expect the economic recovery to be as robust as investors initially hoped. The economy will likely be sluggish over the near term, then improve. However, the timing of this improvement is difficult to pinpoint. We believe the second half of 2003 will be stronger than the first half in terms of economic activity. We have been encouraged of late by the fall in energy prices and by a recent improvement in consumer sentiment. Despite the soft labor market, we think the consumer will remain strong. Further, we think corporate profits will come back slowly but surely, and that the fiscal and monetary stimulus in the system will have the desired effect of encouraging economic growth. Since September 2001, we have been living with heightened geopolitical uncertainty, but, in our view, investors are learning to live with this uncertainty, realizing that it can never be completely eliminated.

     Going forward, Tri-Continental’s portfolio will continue to have a slight bias toward economically sensitive stocks, aiming to benefit from what we believe is a strengthening economy. At the same time, we think it is important to balance this outlook with exposure to more defensive stocks, since the recovery may be slow and choppy. In this way, we believe Tri-Continental’s diversification can help Stockholders participate in all stages of the recovery.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
January 1, 2003 to March 31, 2003

Largest Purchases	Largest Sales
American International Group, Inc.*	3M Company
Bear Stearns Companies Inc. (The)*	UnitedHealth Group Incorporated**
Amgen Inc.*	ACE Limited (Bermuda)**
W.R. Berkley Corporation*	Lockheed Martin Corporation
Viacom Inc. Class “B”	Altria Group, Inc.
PartnerRe Ltd.*	Raytheon Company
Bank of America Corporation	ConAgra Foods, Inc.**
Coca-Cola Company (The)*	Textron, Inc.**
Lowe’s Companies, Inc.*	SBC Communications Inc.
Illinois Tool Works Inc.*	Parker Hannifin Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

10 Largest Equity Holdings (unaudited)

March 31, 2003

Security	Value	Percent of Net Assets

Microsoft Corporation	$61,742,259	3.3
Citigroup Inc.	59,988,819	3.2
Pfizer Inc.	59,615,250	3.2
Wal-Mart Stores, Inc.	56,332,881	3.0
General Electric Company	55,789,920	3.0
Bank of America Corporation	49,335,941	2.6
Procter & Gamble Company (The)	45,289,583	2.4
Exxon Mobil Corporation	41,314,220	2.2
International Business
Machines Corporation	41,036,145	2.2
American Express Company	37,770,215	2.0

Tri-Continental Corporation

Portfolio of Investments (unaudited)

	Shares	Value

COMMON STOCKS – 96.1%

AUTOMOBILES AND
COMPONENTS – 1.2%
General Motors Corporation	310,900	$10,452,458
Lear Corporation*	349,300	12,347,755

		22,800,213

BANKS – 6.7%
Bank of America Corporation	738,120	49,335,941
GreenPoint Financial Corp.	342,400	15,342,944
KeyCorp	716,200	16,157,472
National City Corporation	250,600	6,979,210
Sovereign Bancorp, Inc.	606,900	8,405,565
Wachovia Corporation	588,463	20,048,934
Wells Fargo & Company	219,500	9,875,305

		126,145,371

CAPITAL GOODS – 6.6%
3M Company	93,300	12,131,799
Deere & Company	278,600	10,937,836
Emerson Electric Co.	50,000	2,267,500
General Electric Company	2,187,840	55,789,920
Illinois Tool Works Inc.	250,380	14,559,597
Lockheed Martin Corporation	276,723	13,158,179
PACCAR Inc.	84,200	4,231,471
Raytheon Company	345,900	9,813,183

		122,889,485

CHEMICALS – 1.5%
Air Products and Chemicals, Inc.	699,700	28,988,571

COMMUNICATIONS
EQUIPMENT 1.6%
Cisco Systems, Inc.*	1,720,470	22,323,098
Nokia Corp. (ADRs)(Finland)	571,540	8,007,276

		30,330,374

COMPUTERS AND
PERIPHERALS – 5.0%
Dell Computer Corporation*	1,029,200	28,133,182
Hewlett-Packard Company	1,040,930	16,186,461
International Business
Machines Corporation	523,220	41,036,145
Sun Microsystems, Inc.*	2,711,180	8,824,891

		94,180,679

	March 31, 2003
	Shares	Value

CONSUMER DURABLES
AND APPAREL – 1.8%
Lennar Corporation	200,800	$10,752,840
Mohawk Industries, Inc.*	286,000	13,710,840
Pulte Homes, Inc.	193,900	9,724,085

		34,187,765

CONSUMER STAPLES – 6.4%
Altria Group, Inc.	221,210	6,627,452
Avon Products, Inc.	124,010	7,074,770
Coca-Cola Company (The)	385,300	15,596,944
General Mills, Inc.	345,600	15,742,080
Gillette Company (The)	972,666	30,094,286
Procter & Gamble
Company (The)	508,586	45,289,583

		120,425,115

DIVERSIFIED
FINANCIALS – 9.4%
American Express Company	1,136,630	37,770,215
Bear Stearns
Companies Inc. (The)	477,600	31,330,560
Citigroup Inc.	1,741,330	59,988,819
J.P. Morgan Chase & Co.	1,359,830	32,241,569
Merrill Lynch & Co., Inc.	417,200	14,768,880

		176,100,043

ENERGY – 7.7%
Apache Corporation	125,600	7,754,544
BJ Services Company*	437,100	15,031,869
Burlington Resources Inc.	210,400	10,038,184
ConocoPhillips	408,703	21,906,481
Devon Energy Corporation	347,400	16,751,628
Exxon Mobil Corporation	1,182,095	41,314,220
Noble Energy, Inc.	155,500	5,332,095
Rowan Companies, Inc.	577,100	11,345,786
Royal Dutch Petroleum
Company “NY shares”
(Netherlands)	327,000	13,325,250
Tidewater Inc.	27,390	786,641

		143,586,698

HEALTH CARE EQUIPMENT
AND SERVICES – 2.3%
Anthem, Inc.*	173,600	11,501,000

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited) (continued)

	Shares	Value

HEALTH CARE EQUIPMENT
AND SERVICES (continued)
Baxter International Inc.	328,900	$6,130,696
Boston Scientific Corporation*	343,600	14,005,136
Cardinal Health, Inc.	190,300	10,841,391

		42,478,223

HOTELS, RESTAURANTS
AND LEISURE – 1.0%
Starwood Hotels &
Resorts Worldwide, Inc.	784,200	18,656,118

INSURANCE – 6.1%
American International
Group, Inc.	759,400	37,552,330
W.R. Berkley Corporation	478,430	20,500,725
Fidelity National Financial, Inc.	357,100	12,194,965
Old Republic International
Corporation	404,400	10,817,700
PartnerRe Ltd.	309,900	15,572,475
PMI Group, Inc. (The)	400,100	10,222,555
Radian Group Inc.	201,700	6,732,746

		113,593,496

MEDIA – 5.3%
AOL Time Warner Inc.*	946,000	10,273,560
Clear Channel
Communications, Inc.*	362,200	12,285,824
Comcast Corporation Class “A”*	481,044	13,765,074
Knight Ridder, Inc.	155,700	9,108,450
Tribune Company	254,700	11,464,047
Univision Communications
Inc. Class “A”*	373,300	9,149,583
Viacom Inc. Class “B”*	900,910	32,901,233

		98,947,771

PAPER AND
FOREST PRODUCTS – 2.6%
Boise Cascade Corporation	352,100	7,693,385
Bowater Incorporated	339,100	12,597,565
Weyerhaeuser Company	581,450	27,810,754

		48,101,704

PHARMACEUTICALS AND
BIOTECHNOLOGY – 11.9%
Amgen Inc.*	406,990	23,438,554

	March 31, 2003
	Shares	Value

PHARMACEUTICALS AND
BIOTECHNOLOGY (continued)
Barr Laboratories, Inc.*	95,910	$5,466,870
Biovail Corporation*	448,100	17,865,747
Eli Lilly and Company	153,900	8,795,385
Forest Laboratories, Inc.*	150,600	8,127,882
Johnson & Johnson	625,463	36,195,544
Merck & Co., Inc.	283,700	15,541,086
Pfizer Inc.	1,913,198	59,615,250
Pharmacia Corporation	548,100	23,732,730
Teva Pharmaceutical
Industries Ltd. (ADRs)(Israel)	148,600	6,188,447
Wyeth	451,000	17,056,820

		222,024,315

RETAILING – 6.3%
Chico’s FAS, Inc.*	250,000	5,000,000
eBay Inc.*	284,160	24,250,214
Kohl’s Corporation*	159,700	9,035,826
Lowe’s Companies, Inc.	382,500	15,613,650
Michaels Stores, Inc.	330,100	8,255,801
Wal-Mart Stores, Inc.	1,082,700	56,332,881

		118,488,372

SEMICONDUCTOR
EQUIPMENT AND
PRODUCTS – 2.9%
Analog Devices, Inc.*	268,150	7,374,125
Intel Corporation	1,189,300	19,367,750
KLA-Tencor Corporation*	232,300	8,346,539
Linear Technology Corporation	194,500	6,002,270
Texas Instruments Incorporated	803,080	13,146,420

		54,237,104

SOFTWARE
AND SERVICES – 5.4%
Amdocs Limited*	592,440	7,867,603
Intuit Inc.*	245,950	9,137,042
Microsoft Corporation*	2,550,806	61,742,259
Network Associates, Inc.*	213,100	2,942,911
Oracle Corporation*	659,100	7,141,349
PeopleSoft, Inc.*	260,800	3,998,064
Symantec Corporation*	228,600	8,954,262

		101,783,490

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited) (continued)

	Shares	Value

TELECOMMUNICATION
SERVICES – 2.6%
AT&T Wireless Services Inc.*	756,190	$4,990,854
SBC Communications Inc.	822,010	16,489,521
Sprint Corporation (FON
Group)	527,300	6,195,775
Verizon Communications Inc.	580,400	20,517,140

		48,193,290

TRANSPORTATION – 0.3%
CSX Corporation	200,000	5,704,000

UTILITIES – 1.5%
Exelon Corporation	370,700	18,686,987
Southern Company (The)	354,700	10,087,668

		28,774,655

TOTAL COMMON STOCKS
(Cost $2,012,012,268)		1,800,616,852

		March 31, 2003

	Principal
	Amount	Value

TRI-CONTINENTAL FINANCIAL
DIVISION† – 0.3%
WCAS Capital
Partners II, L.P.	$4,727,686	$3,015,352
Whitney Subordinated
Debt Fund, L.P.	2,620,165	1,845,044

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION
(Cost $7,347,851)		4,860,396

SHORT-TERM HOLDING – 2.9%
(Cost $54,800,000)		54,800,000

TOTAL INVESTMENTS – 99.3%
(Cost $2,074,160,119)		1,860,277,248
OTHER ASSETS
LESS LIABILITIES – 0.7%		13,351,780

NET ASSETS – 100.0%		$1,873,629,028

* Non-income producing security.
† Restricted Security.
Note: Investments in common stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market value or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors.
Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Automatic Dividend Investment and Cash Purchase Plan. Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction. Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $3,000 per year to a Traditional IRA for 2003. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2003. Individuals who reach age 50 prior to the end of a taxable year may make additional “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 2003 is less than $40,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $60,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals who reach age 50 prior to the end of a taxable year may make additional “catch-up contributions” to a Roth IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Stockholder Services (continued)

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $40,000 per participant. For retirement plan purposes, no more than $205,000 may be taken into account as earned income under the plan in 2003 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. In November 2002, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation’s shares over a 12-month period, provided that the discount of a share’s market price to its net asset value (“NAV”) remains wider than 10%. The Board’s decision benefits all stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while increasing the NAV of the Corporation’s outstanding shares.

     As of March 31, 2003, 3.5 million shares had been repurchased. This is approximately 2.8% of the shares outstanding as of November 20, 2002. The repurchase of additional shares is expected to continue between April and November 2003, as long as the discount remains above 10%.

Tri-Continental Corporation

For information about your Corporation, write to Corporate Communications, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017, or visit our website at www.tri-continental.com. If you want information about your investment account, write to Stockholder Services, Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

IMPORTANT TELEPHONE NUMBERS
Stockholder	Retirement Plan	24-Hour Automated
Services	Services	Telephone Access Service
(800) TRI-1092	(800) 445-1777	(800) 622-4597
(8:30 a.m. to 6:00 p.m. Eastern Time)	(8:30 a.m. to 6:00 p.m. Eastern Time)

212-682-7600 Outside the Continental United States

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

www.tri-continental.com

CETRI3a 3/03